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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                      SUPPLEMENT DATED APRIL 30, 2007 TO
                        PROSPECTUS DATED APRIL 30, 2007

This supplement updates information in the prospectus dated April 30, 2007 for Series S variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for a future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

OTHER INFORMATION - SELLING FIRMS

In the "OTHER INFORMATION" section of the prospectus, in the "Compensation Paid to Selling Firms" paragraph of the "Selling Firms" section, replace the third sentence with the following:

"Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.00% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement."

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                           Telephone: (800) 343-8496
Irvine, CA 92614



                                                                       Series S
                                                                   SUPP-USASTRL